As filed with the Securities and Exchange Commission on October 17, 1997
                                                    Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           the Securities Act of 1933
                           ---------------------------


                             CHOLESTECH CORPORATION
             (Exact name of Registrant as specified in its charter)

      California                                        94-3065493
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                            3347 Investment Boulevard
                            Hayward, California 94545
                                 (510) 732-7200
   (Address and telephone number of Registrant's principal executive offices)
                           ---------------------------

                        1992 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plans)
                           ---------------------------

                                Andrea J. Tiller
                          Vice President of Finance and
                             Chief Financial Officer
                             CHOLESTECH CORPORATION
                            3347 Investment Boulevard
                            Hayward, California 94545
                                 (510) 732-7200
            (Name, address and telephone number of agent for service)
                           ---------------------------

                                   Copies to:
                             CHRIS F. FENNELL, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304
                           ---------------------------

                                                   CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                            Proposed
   Title of Each Class of                                    Maximum             Proposed Maximum
     Securities to be             Amount to be         Offering Price Per      Aggregate Offering            Amount of
        Registered                 Registered                Share                   Price               Registration Fee
====================================================================================================================================
Common Stock, no par
value(1)...................      200,000 shares                 $12.625                $2,525,000          $765.15(2)
====================================================================================================================================

(1) Includes Preferred Share Purchase Rights which, prior to the occurrence of certain events, will not be exercisable or evidenced separately from the Common Stock.
(2) Calculated in accordance with Rule 457(c) solely for the purpose of computing the amount of the registration fee based upon the average of the high and low price for the Common Stock as reported on the Nasdaq National Market System on October __, 1997

================================================================================

     The contents of the Registrant's Form S-8 Registration Statements (Registration Nos. 33-52350, 333-04146 and 333-22475) dated September 24, April 26, 1996 and February 27, 1997, respectively, are incorporated herein by reference.


     PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.    Exhibits


 Exhibit
 Number                              Documents
---------   --------------------------------------------------------------------
   4.2      1992 Employee Stock Purchase Plan, as amended

   5.1      Opinion of counsel as to legality of securities being registered

  23.1      Consent of Independent Accountants

  23.2      Consent of Counsel (contained in Exhibit 5.1)

  24.1      Power of Attorney (see page 3)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Cholestech Corporation, a corporation organized and existing under the laws of the State of California, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hayward, State of California, on this 17th day of October, 1997.


                                             CHOLESTECH CORPORATION



                                             By:   /s/ WARREN E. PINCKERT II
                                                  ------------------------------
                                                   Warren E. Pinckert II
                                                   President and Chief Executive
                                                   Officer


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Warren E. Pinckert II and Andrea J. Tiller, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the dates indicated.


                  Signature                                        Title                                  Date
------------------------------------------     ------------------------------------------------     -----------------------
/s/ WARREN E. PINCKERT II                      President and Chief Executive Officer                October 17, 1997
-------------------------------                (Principal Executive Officer)
(Warren E. Pinckert II)

/s/ ANDREA J. TILLER                           Vice President of  Finance and Chief                 October 17, 1997
-------------------------------                Financial Officer (Principal Financial and
(Andrea J. Tiller)                             Accounting Officer)

/s/ HARVEY S. SADOW                            Chairman of the Board                                October 17, 1997
-------------------------------
(Harvey S. Sadow, Ph.D.)

/s/ JOHN L. CASTELLO                           Director                                             October 17, 1997
-------------------------------
(John L. Castello)

/s/ H.R. SHEPHERD                              Director                                             October 17, 1997
-------------------------------
(H.R. Shepherd)

/s/ JOSEPH BUCHMAN                             Director                                             October 17, 1997
-------------------------------
(Joseph Buchman M.D.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                         -----------------------------
                                    EXHIBITS
                         -----------------------------

                       Registration Statement on Form S-8

                             CHOLESTECH CORPORATION

                                October 17, 1997

                             CHOLESTECH CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS

                                                               Page Number Under
 Exhibit                                                          Sequential
 Number                              Description               Numbering System
--------------   -------------------------------------------   -----------------
4.2              1992  Employee  Stock Purchase Plan,
                 as amended                                            8

5.1              Opinion of counsel as to legality of
                 securities     being      registered

23.1             Consent of Independent Accountants

23.2             Consent   of  Counsel (contained in
                 Exhibit 5.1)

24.1             Power  of  Attorney   (contained on
                 page 3)